1723B

深圳市房屋租赁

合
同
书

深圳市房屋租赁管理办公室制

合同编号：20200713-03

房屋租赁合同

出租方(甲方)：深圳锦峰集团有限公司
通信地址：深圳市福田区上步南路锦峰大厦28层
邮　　编：518000 联系人：
联系电话：
组织机构代码证或有效证件号码：914403001923610887
委托代理人：
通信地址：
邮　　编：　　　　　　联系电话：
组织机构代码证或有效证件号码：

承租方(乙方)：木炎（深圳）数字科技有限公司
通信地址：深圳市福田区金田路中洲大厦1703B
邮　　编：518000 联系人：
联系电话：
组织机构代码证或有效证件号码：91440300MA5FU8B3XD
委托代理人：
通信地址：
邮　　编：　　　　　　联系电话：
组织机构代码证或有效证件号码：

依据《中华人民共和国合同法》、《中华人民共和国城市房地产管理法》《深圳市人民代表大会常务委员会关于加强

房屋租赁安全责任的决定》及相关法律法规之规定，就乙方向甲方租赁相关事宜，甲乙双方本着公平、自愿、诚信的原则，经友好协商，达成如下合同条款，以兹双方共同遵守。

第一条 甲方将其位于深圳市福田区金田路中洲大厦1703B的房屋（以下简称“租赁房屋”）出租给乙方使用。甲乙双方确认该租赁房屋整体按套租赁以及按整套计算租金。

租赁房屋的租赁范围、方位等以双方签订的本合同附件一：平面图为准。实际使用面积以租赁房屋套内面积为准。

第二条 甲乙双方一致确认及同意：乙方确认已多次到租赁房屋所在地实地踏勘、考察，已对租赁房屋的地段、楼层、方位、朝向、租赁面积、设施设备、附属财产、权属等相关现状条件具备了清楚的了解和认识，乙方明确认可租赁房屋的现状条件，并愿意按照租赁房屋的现状条件进行承租经营。在任何情况下，乙方均不得以租赁房屋的上述条件为由，要求甲方承担违约责任或要求提前解除本租赁合同；乙方承诺不因上述条件争议以任何方式向甲方主张权利。

第三条 租赁期间，租赁房屋第一年的租金为人民币：154744.20元/月（大写：壹拾伍万肆仟柒佰肆拾肆元贰角整），第二年起租金在上一年的基础上递增5%（百分之五），以此类推。

明细计算：

2020年07月01日至2021年06月30日

月租金：人民币154744.20元/月（其中2020年07月01日至2020年07月31日期间的租金，乙方已支付完毕）

2021年07月01日至2022年06月30日

月租金：人民币162481.41元/月

上述租金为甲方含税价格。

第四条 租赁房屋的物业管理费、本体维修基金、服务费用为每月共计人民币19644.5元（大写：壹万玖仟陆佰肆拾肆

元伍角整）。

第五条 乙方应于：

☑每月 25 日前；

☐每季度第 / 个月 / 日前；

☐每半年第 / 个月 / 日前；

☐每年第 / 个月 / 日前；

向甲方交付次月租金及管理费等各项费用。（上述四种方式双方应共同选择一项，并在所选项☐内打“√”）

甲方指定收款银行账号信息如下：

户名：深圳锦峰集团有限公司

账号：4560 2000 0181 9100 0528 28

开户行：华夏银行深圳南园支行

若乙方向甲方拖欠支付本合同规定的任何款项包括但不限于租金、租赁保证金、空调费、物业管理费、水电费、服务费等各项费用的，每逾期1日，应向甲方支付逾期费用总额5‰的违约金，逾期超过五日，甲方有权停水停电、加锁停用，并要求乙方清空搬离，返还租赁房屋，乙方逾期清空搬离的，甲方有权处理租赁房屋内全部物品，且甲方有权单方解除本合同并不承担违约责任。甲乙双方一致同意，一旦甲方单方解除条件达成，甲方有权立即解除本合同。

甲方收到乙方租金、空调费和管理费、其他费用等各项费用后，应向乙方开具等额的发票。

第六条 租赁期限自 2020 年 07 月 01 日起至 2022 年 06 月 30 日止。

前款约定之期限不得超过批准的土地使用年限，且不得超过20年，超出部分无效。租赁期间届满，甲乙双方一致同意可续订租赁合同。

第七条 租赁房屋用途： 办公 。

未经甲方书面同意乙方不得将租赁房屋用于其他用途。

第八条 甲方已将租赁房屋交付乙方使用。

第九条 交付租赁房屋时，双方应就租赁房屋及其附属设施的当时状况、附属设施设备等有关情况进行确认，并在附页中补充列明。

第十条 乙方已向甲方交付两个月租金、物业管理费及本体维修基金数额作为租赁保证金，即人民币348777.40元(大写：叁拾肆万捌仟柒佰柒拾柒元肆角整)。

甲方收取租赁保证金，应向乙方开具收据。

甲方向乙方返还租赁保证金的条件：

(一) 租赁期满，乙方未擅自提前终止合同。

(二) 租赁期间，乙方未破坏室内装修结构及原有固定设施。

(三) 合同终止时，乙方已缴清全部租金和其他应缴费用。

(四) 乙方未有其他任何违约情形。

☐只满足条件之一。

☑全部满足。

(上述两种方式双方应共同选择一种，并在所选项☐内打"√")

返还租赁保证金的方式及时间：乙方应在离场五个工作日内凭借甲方开具的保证金收据申请退还租赁保证金，甲方核对无误后且确认乙方无任何违约情况并缴清所有费用后将全额无息退还乙方的租赁保证金。

出现下列情形之一的，甲方可不予返还保证金：

1、租赁期未满 ,乙方擅自退租；

2、租赁期内，乙方拖欠房屋租金及未结清租期内所产生的一切费用；

3、租赁房屋内设施设备有损坏且未赔偿（正常损耗除外）；

4、乙方存在其他违约情形。

第十一条 乙方应于2020年07月25日前向甲方支付首期租金及首期物业管理费、本体维修基金、服务费（2020年08月01日至2020年08月31日）共计人民币：174388.70元（大写：壹拾柒万肆仟叁佰捌拾捌元柒角整）。

乙方如未按本合同第十条、第十一条约定期限及金额履行付款义务，则构成根本违约，甲方有权不予退还乙方已交租赁款项并追究乙方违约责任，同时甲方有权单方解除本合同并不承担违约责任，若租赁保证金不足以弥补甲方损失的，甲方还有权要求乙方负责补足造成甲方的一切损失，包括但不限于直接损失、间接损失及甲方为维护合法权益产生的诉讼费、仲裁费、担保费、保全费、鉴定费、律师费等一切费用。

第十二条 租赁期间，乙方负责按时支付租赁房屋的水电费、卫生费、房屋(大厦)物业管理费、 空调费、本体维修基金费、服务费等因使用租赁房屋所产生的其他所有费用。

第十三条 甲方应确保交付使用时的租赁房屋及其附属设施的安全性符合有关法律、法规或规章的规定。

第十四条 乙方应合理使用租赁房屋及其附属设施，并不得利用租赁房屋从事违法活动行为；对乙方按照租赁房屋用途正常、合理使用租赁房屋，甲方不得干扰或者妨碍。乙方自主经营，其与任何第三方产生的纠纷均与甲方无关，甲方不因此承担任何责任。

第十五条 乙方在使用租赁房屋过程中，如非因乙方过错所致，租赁房屋或其附属设施出现或发生妨碍安全、正常使用的损坏或故障时，乙方应及时书面通知甲方并采取可能之有效措施防止缺陷的进一步扩大；甲方应在接到乙方书面通知后三日内进行维修或径直委托乙方代为维修；乙方无法通知甲方或甲方接到书面通知后不在上述约定的期限内履行维修义务的，乙方可代为维修。

发生特别紧急情况必须立即进行维修的，乙方应先行代为

维修并及时将有关情况书面通知甲方。

上述两款规定情形下发生的维修费用(包括乙方代为维修及因防止缺陷扩大而支出的合理费用)由甲方承担。乙方未尽上述两款规定义务，未能及时通知或采取可能之有效措施，导致损失扩大的，该(扩大)部分维修费用由乙方自行承担。

第十六条 如非因甲方原因，导致租赁房屋或其附属设施出现或发生妨碍安全、损坏或故障等情形的，乙方应负责维修及赔偿并及时书面告知甲方。

乙方如改变房屋的内部结构、装修或设置对房屋结构有影响的设备，设计规模、范围、工艺、用料等方案均须事先征得有关部门批准和甲方书面同意后方可施工。租赁期满后或非因甲方责任导致退租的，除本合同另有约定外，甲方有权选择以下权利中的一种：

☑依附于房屋的装修归甲方所有。

☐ 要求乙方恢复原状。

☐向乙方收取恢复工程实际发生的费用。

（上述三款双方应共同选择一项，并在所选项☐内打“√”）

除本合同第十五条、第十六条约定的维修义务外，因租赁房屋所产生的其他维修、赔偿费用均由乙方承担。

第十七条

☐租赁期间，乙方可将租赁房屋全部或部分转租予他人，但转租期限不得超过本合同约定之租赁期限。

☑租赁期间，经甲方书面同意，乙方可凭该同意转租的书面证明将租赁房屋全部或部分转租予他人。但转租期限不得超过本合同约定之租赁期限。

☐租赁期间，乙方不得将租赁房屋全部或部分转租予他人。

(上述三款双方应共同选择一项，并在所选项☐内打“√”)

第十八条 本合同有效期内，甲方需转让租赁房屋的部分

或全部产权的，应在转让前一个月书面通知乙方。乙方应在收到甲方书面通知后＿三＿个工作日内给予甲方回复，乙方在同等条件下享有优先购买权。

租赁房屋转让他人的，甲方有责任在签订转让合同时告知受让人继续履行本合同。

第十九条 本合同有效期内，发生下列情形之一的，允许解除或变更本合同，且双方互不承担违约责任：

(一)发生不可抗力，致使本合同无法继续履行；

(二)政府征用、收回或拆除租赁房屋（因政府征用、收回或拆除租赁房屋，所得补偿款、赔偿款、拆迁款等款项均归甲方所有）；

(三)甲、乙双方协商一致。

第二十条 出现下列情形之一时，甲方可就因此造成的损失：

□1、要求乙方恢复房屋原状；

☑2、向乙方请求损害赔偿；

☑3、不予退还租赁保证金；

□4、要求乙方支付违约金人民币＿＿/＿＿元(大写：＿＿/＿＿元)。

（上述四种方式由双方协商选取，但第3、4项不能同时选取；在相应□内打“√”)：

（一）乙方自应付款之日起拖欠支付租金达五天以上；

（二）乙方拖欠可能导致甲方损失的各项费用达人民币20000.00元以上；

（三）乙方利用租赁房屋进行非法活动或违法经营，损害公共利益或他人利益的；若由执法部门查封的，次日，甲方给予乙方的所有用品进行清场；

（四）乙方擅自改变租赁房屋结构或用途的；

（五）乙方违反本合同第十六条规定，不承担维修责任或

支付维修费用，致使房屋或设备严重损坏的；

（六）未经甲方书面同意及有关部门批准，乙方擅自将租赁房屋进行装修导致房屋或设备损坏的；

（七）任何第三方向法院申请对乙方进行清算的，法院受理并进入破产程序的。甲方有权对乙方的用品进行清场，将房屋另行出租。

（八）租赁期未满，未经甲方书面同意，乙方擅自退租或转租。

（九）租赁期内拖欠租金及其他费用五日以上，且不予搬离租赁房屋的，甲方有权对乙方的用品进行清场，将房屋另行出租。

（十）因乙方涉嫌违法行为，被司法机关、政府或其他部门调查。

除追究乙方损害赔偿责任或违约责任外，甲方有权依据上述情形向乙方提出变更合同条款或单方解除本合同且不承担违约责任。此外，若因乙方原因，司法机关、政府或其他部门对租赁房屋进行查封的，乙方除承担上述责任（不予退还租赁保证金、承担损害赔偿责任或违约责任、甲方有权单方解除合同且不承担任何违约责任）外，还应向甲方支付从被查封之日起至解封期间的租金及物管费、水电费等因租赁房屋所产生的一切费用。

第二十一条 出现下列情形之一时，乙方可就因此造成的损失：

☐1、向甲方请求损害赔偿；

☑2、请求甲方双倍退还租赁保证金；

☐3、甲方支付违约金人民币____/____元(大写：____/____元)。

(上述三种方式由双方协商选取，但第2、3项不能同时选取；在相应☐内打“√”)：

(一)甲方违反本合同第十三条约定，租赁房屋的安全性不符合相关法律、法规或规章的规定的；

(二)甲方违反本合同第十五条规定，无故不承担维修责任或支付维修费用的；

(三)未经乙方同意或有关部门批准，甲方擅自将租赁房屋进行改建、扩建或装修的。

（四）甲方无正当理由，单方要求提前解除（终止）合同的。

乙方还可依据上述情形向甲方提出变更合同条款或解除合同。

第二十二条 如乙方需提前终止本合同，应至少提前两个月向甲方提出书面申请且需得到甲方书面同意。甲方书面同意后，乙方应当确保由新的承租方重新与甲方签订新的《房屋租赁合同》。乙方应当承担转租过程中产生的相关费用并结清自第三方起租日前的房屋租金、物管费等应付款项。在转租过程中，乙方应保证甲方在合同存续期内所应享有的权益。自第三方将其保证金、首期租金等应付款项转入甲方账户之日起，在乙方搬离后且乙方无任何违约情形下，甲方将在扣除乙方应缴费用后无息退还乙方租赁保证金中的剩余金额。

若乙方未经甲方书面同意擅自提前终止本合同的，则乙方须向甲方同时承担以下违约责任：

（一）甲方有权没收乙方的房屋租赁保证金及已交款项，同时乙方需承担租赁房屋再次出租前的所有应付款项（包括但不限于中介费、招商费、租赁房屋空置期内的租金等）；

（二）乙方的免租期不再有效，乙方须在提前退租日前将免租期内的租金全额补缴给甲方；

（三）甲方为维护自身合法权益而产生的律师费、诉讼费、仲裁费、担保费、保全费、鉴定费等一切费用。

第二十三条 本合同终止后，乙方应于__当__日内迁离并返还租赁房屋，并保证租赁房屋及附属设施的完好(属正常损耗

的除外)，同时结清应当由乙方承担的各项费用并办理有关移交手续。

乙方逾期不迁离或不返还租赁房屋的，甲方有权依法律规定或依合同约定收回租赁房屋，并就逾期部分向乙方收取相当于双倍租金的赔偿金和甲方因迟延向新租户交付房屋而需承担的违约金、中介费、招商费用，并且甲方有权清空房屋的一切用品。

第二十四条 本合同约定之租赁期间届满，乙方需继续租用租赁房屋的，应于租赁期届满之日前__两__个月向甲方提出续租要求；同等条件下，乙方对租赁房屋享有优先承租权。

甲乙双方就续租达成合意的，应重新订立合同。

第二十五条 甲乙双方应当签订《深圳市房屋租赁安全管理责任书》。甲方提供的出租房屋应符合安全使用的标准和条件，不存在任何安全隐患。出租房屋的建筑、消防设备、燃气设施、电力设施、出入口和通道等应符合市政府规定的安全生产、消防、治安、环保、卫生等管理规定或标准。乙方应严格按照政府职能部门规定的安全、消防、治安、环保、卫生等管理规定或标准使用出租房屋，并有义务保证出租房屋在使用中不存在任何安全隐患。本合同约定的各项条款，甲乙双方均须自觉履行，如有一方违约，按合同约定承担相应违约责任。

第二十六条 甲、乙双方可就本合同未尽事宜在附页中另行约定；附页之内容作为本合同的一部分，经双方签字盖章后与本合同具有同等法律效力。

第二十七条 甲、乙双方就本合同发生的纠纷，应通过协商解决；协商不成的，双方均可提请房屋租赁主管机关调解或向：

☐深圳仲裁委员会申请仲裁；

☐中国国际经济贸易仲裁委员会深圳分会申请仲裁；

☑租赁房屋所在地人民法院提起诉讼。

（以上纠纷解决方式由双方协商选择一种，并在相应□内打“√”）

第二十八条 甲乙双方约定以下通信地址为双方通知或文件的送达地址：

甲方送达地址：深圳市福田区上步南路锦峰大厦28层

乙方送达地址：深圳市福田区金田路中洲大厦1703B

如上述地址未约定的，以双方当事人签署合同的通信地址作为送达地址。

送达地址未经书面变更通知，一直有效。一方给另一方的通知或文件按送达地址邮寄视为送达。如按上述地址邮寄文件被邮政部门退回的，退回之日视为送达之日。

第二十九条 本合同自双方签字或盖章之日起生效。

第三十条 本合同以中文文本为正本。

第三十一条 合同履行期间，双方均不得随意变更或解除本合同，如有未尽事宜，双方协商签订补充协议，补充协议作为本合同有效组成部分，与本合同具有同等法律效力。

第三十一条 本合同一式 三 份，甲方执 两 份，乙方执 一 份，合同登记机关执 / 份，有关部门执 / 份，均具有同等法律效力。

附件一：租赁房屋平面图

附件二：甲乙双方营业执照副本复印件

甲乙双方法定代表人身份证复印件

（本页为签章页）

甲方(签章)：
法定代表人：
联系电话：
银行帐号：
委托代理人(签章)：　　　　　　　　______年______月_____日

乙方(签章)：
法定代表人：
联系电话：
银行帐号：
委托代理人(签章)：　　　　　　　　______年______月_____日

特别提示

1、签订合同之前，当事人双方应当仔细阅读合同，经双方协商可对合同条款的内容作增删、选择、补充、填充、修改。合同签订后，未被修改的内容及当事人填写的内容(经当事人双方签字或盖章确认)视为本合同约定内容。本合同中的选择、补充、填充、修改内容以手写项的效力优先。

2、在签订合同前，出租人应向承租人保证其有权出租租赁房屋。承租人应当向出租人出示承租人身份证明或者法律资格证明。

3、当事人签订、履行合同均应依法进行，不得违反法律有关程序规定或从事违法行为。

4、本合同一经签订，对双方当事人具有法律约束力。当事人须按照双方约定履行自己的义务，非经法定或约定不得擅自变更或解除合同。

5、合同中由当事人自行填写的内容，均应当使用碳素墨水或蓝黑墨水，用毛笔、钢笔、签字笔填写并签字或盖章确认。

6、本合同文本部分条款中有空白处(以下划线标出)，可供当事人约定；还有部分条款可供当事人选择(以口标出)。

7、签订本合同后，双方当事人可选择共同到房屋租赁管理主管部门办理登记或备案。

8、租赁双方当事人可根据实际需要决定本合同原件的份数并在签订合同时认真核对，确保各份合同相互之间内容一致；在任何情况下，双方当事人都应当各自持有至少一份合同原件。

9、本合同内容发生重大变更、解除及合同文本遗失的，如已办理登记或备案，则当事人应及时到原登记机关办理相关手续。

10、双方当事人可就租赁期满、解除合同后如何处置出租房屋内留置物品进行协商，也可在附页中进行约定。

11、本合同第七条“租赁房屋用途”应填写以下五大类之一：商业、办公、厂房、仓库、综合。

深圳市房屋租赁安全管理

责

任

书

深圳市流动人口和出租屋综合管理办公室印制

为贯彻执行《深圳市人民代表大会常务委员会关于加强房屋租赁安全责任的决定》，进一步明确房屋租赁安全责任，加强出租房屋安全管理，保障人民群众生命财产安全，根据相关法律、法规规定，特制定本责任书：

一、本市行政区域内生产经营性用房（包括各类商品市场及其档位、柜台）、办公用房、住宅及其他房屋的出租人和承租人为出租屋安全责任人。

二、出租人应保证有权出租房屋。委托他人出租的，业主应当与受托人签订书面委托协议，约定各自的安全责任。房屋转租人、其他有实际出租行为的人和房屋出借人应当承担出租人安全责任。

三、出租人应当保证用于出租的建筑物及其出入口、通道、消防、燃气、电力设施等应符合有关法律、法规的规定以及有关行政部门规定的安全标准。法律、法规规定需取得相关许可证或者批准文件才允许出租的，出租人应当取得。

四、承租人利用出租房屋进行生产经营活动的，出租人应当要求其在开业前出示已办理消防手续的相关证明及工商业营业执照或者开业许可证书。

五、出租人有权对出租房屋的安全使用情况和使用性质进行查看并做好书面记录，承租人予以配合并签字；因客观原因不能亲自查看的，可以委托他人查看。

六、出租人查看发现出租房屋存在安全隐患和承租人擅自改变房屋使用性质的情况，有权向出租屋综合管理机构或者其他有关行政部门报告。

七、承租人应当按照法律、法规的规定和房屋租赁合同的约定，安全合理使用房屋，不得擅自改变房屋的结构和使用性质；承租人发现出租房屋存在安全隐患的，应当立即通知出租人，并同时报告出租屋综合管理机构或者其他有关行政部门。

八、承租人不得擅自改变出租屋使用功能，利用出租屋从事旅馆业、餐饮、娱乐、网吧、作坊等经营性活动必须符合有关规定；

禁止利用出租屋从事赌博、吸毒贩毒、卖淫嫖娼、制黄贩黄、伪造证件、承印非法出版物、制造销售假冒伪劣商品、窝藏犯罪人员、窝藏和销售赃物等违法犯罪行为；

禁止利用出租屋从事传销或者变相传销、无照经营、无证开办诊所、非法行医和非法从事再生资源回收等违法活动；

禁止利用出租屋从事无证职介、婚介、培训、房地产中介等诈骗活动；

禁止利用住宅出租屋生产、储存、经营易燃、易爆、有毒、放射性等危险物品。

九、租赁双方应当协助和配合出租屋综合管理机构对出租房屋的安全检查和管理，如实提供相关材料和信息。

十、出租人或承租人未依法履行安全责任的，导致他人人身、财产受到损害的，受害人可以要求出租人或承租人依法承担相应的赔偿责任。

出租人：（签章）

受委托人、管理人：（签章）

联系电话：

承租人：（签章）

联系电话：

年 月 日

附件一：

中洲大厦17层平面图

北



1706单元
1705单元
1703B
开放办公区
总经理室
财务室
经理室
会议室
董事长室
前厅
入户大门
消防门
茶水间
大会议室
小会议室
机房
EXIT

南

甲乙双方确认一致，乙方承租单位为红线范围内一部分，实际使用面积及方位由乙方与火包包（深圳）网络科技有限公司及邦必拓（深圳）科技有限公司三方确定，第一年月租金为人民币154744.20元/月（含税）。乙方确认甲方已交付了全部出租面积，甲方已经完全履行了《房屋租赁合同》中约定的合同义务。

甲方：
时间：

乙方：
时间：

深圳市铭品
建设工程有限公司

公司地址：
深圳市南山区田厦国际中心B座1930单元

SHEET TITLE

THIS DRAWING IS FOR INFORMATION ONLY. ALL DIMENSIONS SHOULD BE VERIFIED THE CONTRACTOR ON SITE. THIS SHOULD BE READ IN CONJUNCTION WITH THE DESIGNS SPECIFICATION AND CONDITION OF CONTRACT.

THIS DRAWING IS THE PROPERTY OF DESIGNER AND IS NOT TO BE REPRODUCED IN WHOLE OR IN PART WITHOUT THE DESIGNER'S CONSENT.

本图纸需和实际建筑设计条件以及产品供应商提供的图纸及说明结合使用，所标示为完成尺寸，如发现较大出入，请立即通知设计者。
本设计图纸的知识产权属本公司所有，禁止任何未经本公司书面许可的重复利用行为。

工程编号 PROJECT NO.	
设计合同号 CONTRACT NO.	
审核 CHECK	
项目主持人 MASTER	熊劲松
绘图 drawing	高敏
出图日期 DATE	2016.11
比例 SCALE	1:100
项目名称 PROJECT NAME	中州大厦17层 室内装饰工程
图名 SHEET NAME	平面布置图
图幅 WIDTH	A3
备注 NOTE	
图号 Drawing no.	PL-01